Exhibit 10.11
AMENDMENT TO SECURITIES
PURCHASE AGREEMENT
     This Amendment to Securities Purchase Agreement (the “Amendment”) dated as of February 13, 2007 by and among Santa Monica Media Corporation, a Delaware corporation (the “Company”), and Santa Monica Capital Partners, LLC, a Delaware limited liability company (“Buyer”), is made with reference to the following:
     The parties have entered into that certain Securities Purchase Agreement dated as of April 19, 2006 (the “Agreement”) and wish to amend the Agreement as set forth herein. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.
     NOW THEREFORE, the Company and Buyer hereby amend the Agreement as follows:
1.	The minimum size of a Qualified IPO shall be reduced to $100,000,000 and any reference to Deutsche Bank Securities, Inc. in the Agreement shall be deleted.

2.	In all other respects, the Agreement remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Amendment to be duly executed as of the date first above written.

SANTA MONICA MEDIA CORPORATION

By:	/s/ David Marshall David Marshall
Chief Executive Officer

BUYER:

SANTA MONICA CAPITAL PARTNERS, LLC

By Santa Monica Capital Corp., its Manager

By:	/s/ David Marshall David Marshall, President